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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

       Date of Report (Date of earliest event reported): November 29, 2001

                                TC PipeLines, LP
             (Exact name of registrant as specified in its charter)

          Delaware                      000-26091                52-2135448
(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)

         110 Turnpike Road, Suite 203                           01581
          Westborough, Massachusetts                          (Zip Code)
  (Address of principal executive offices)

                                 (508) 871-7046
              (Registrant's telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such report(s), and (2) has been subject to such filing requirements for the past 90 days.

Yes [X]  No [ ]


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ITEM 5.   OTHER EVENTS

     The Registrant is filing herewith a copy of its press release filed on November 29, 2001.

ITEM 7.   EXHIBITS

     99.1 TC PipeLines, LP press release dated November 29, 2001.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   TC PipeLines, LP
                                   By TC PipeLines GP, Inc.,
                                   its general partner
                                   (Registrant)

December 3, 2001                   By: /s/ THERESA JANG
                                       -----------------------------------------
                                       Theresa Jang
                                       Controller


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                                  EXHIBIT INDEX

Exhibit No.
   99.1     TC PipeLines, LP press release dated November 29, 2001.